UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

TEUCRIUM COMMODITY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Main Street, Suite 215
Burlington, VT 05401
(Address of principal executive offices) (Zip Code)

(802) 540-0019
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Teucrium Corn Fund	CORN	NYSE Arca
Teucrium Sugar Fund	CANE	NYSE Arca
Teucrium Soybean Fund	SOYB	NYSE Arca
Teucrium Wheat Fund	WEAT	NYSE Arca
Teucrium Agricultural Fund	TAGS	NYSE Arca

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2025, the sponsor of Teucrium Commodity Trust (the “Trust”), Teucrium Trading, LLC (the “Sponsor”), and Wilmington Trust Company, the trustee of the Trust (the “Trustee”), entered into a Sixth Amended and Restated Declaration of Trust and Trust Agreement (the “Declaration of Trust”). The Declaration of Trust reflects changes relating to the tax treatment of each series of the Trust (each, a “Fund”) and contains other clarifying and conforming amendments.

Among other things, the Declaration of Trust: (1) grants the Sponsor, acting in the best interests of the Trust and each Fund, full authority to make tax elections and to determine, change or elect to change the federal income tax classification of each Fund; (2) provides that no authorization of the Trustee or the shareholders is required for the Sponsor to exercise such authority; (3) clarifies that a tax classification determination with respect to one Fund does not affect the tax classification of any other Fund; (4) provides that shareholders waive any right to challenge a tax classification determination made by the Sponsor; (5) reflects certain revisions made to be consistent with the foregoing revisions; and (6) reflects additional updates to conform to changes in applicable tax laws.

A copy of the Declaration of Trust is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Sixth Amended and Restated Declaration of Trust and Trust Agreement of Teucrium Commodity Trust, dated December 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
	By:	Teucrium Trading, LLC, its sponsor

Date: December 18, 2025	By:	/s/ Cory Mullen-Rusin
	Name:	Cory Mullen-Rusin
	Title:	Chief Financial Officer